United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 24, 2006

                             IMS HEALTH INCORPORATED

                          ----------------------------

             (Exact name of registrant as specified in its charter)

    Delaware                001-14049                      06-1506026
-----------------       -----------------              -----------------

 (State or other     (Commission File Number)  (IRS Employer Identification No.)
 jurisdiction of
 incorporation)

                  1499 Post Road, Fairfield, Connecticut 06824
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 319-4700


                                 Not Applicable
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

On July 24, 2006, Nancy E. Cooper tendered her resignation as Senior Vice President and Chief Financial Officer of IMS Health Incorporated (the "Company"), effective August 7, 2006. On July 28, 2006, the Company issued a press release announcing Ms. Cooper's resignation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.       Description

99.1              Press release issued by IMS Health Incorporated, dated
                  July 28, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IMS HEALTH INCORPORATED



                                       By: /s/ Robert H. Steinfeld
                                           -----------------------------------

                                           Robert H. Steinfeld
                                           Senior Vice President, General
                                           Counsel and Corporate Secretary

Date: July 28, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release issued by IMS Health Incorporated, dated
                  July 28, 2006.